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     Exhibit 23


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports included in the Company's December 31, 2001 Form 10-K into the previously filed Registration Statement File Numbers 333-41436, 333-54232, 333-71323, 333-88127, 333-60064 and 333-59962.






Vienna, Virginia
March 27, 2002